FINANCE RECEIVABLES, NET - Schedule of Finance Receivables (Details) - USD ($)	Sep. 30, 2025	Mar. 31, 2025	Mar. 31, 2024
Receivables [Abstract]
Gross receivables	$ 114,033	$ 137,617	$ 216,648
Unearned income	(5,283)	(6,717)	(13,083)
Subtotal	108,750	130,900	203,565
Provision for credit loss	(11,698)	(13,247)	(6,040)
Finance receivables, net	97,052	117,653	197,525
Less: finance receivables, net – current	(55,328)	(70,801)	(100,564)
Finance receivables, net – non-current	$ 41,724	$ 46,852	$ 96,961